EXHIBIT 32.2

CERTIFICATION OF OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of EBET, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Form 10-K for the year ended September 30, 2023 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 12, 2024	By:	/s/ Matthew Lourie
Matthew Lourie